TELS Corporation

                              705 East Main Street
                            American Fork, Utah 84003

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                             To be Held June 5, 2000


To the Shareholders of TELS Corporation,

         Notice is hereby given that the Annual Meeting of the Shareholders of TELS Corporation (the "Company"), a Utah corporation, will be held on June 5, 2000, at 2:00 P.M. MDT time, at the Company's principal offices located at 705 East Main Street, American Fork, Utah, 84003 for the following purposes:

         1. To elect one director to serve until the 2001 Annual Meeting of Shareholders, and;

         2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Additional Proxy Statements, Notices of Annual Meeting and Annual Reports can be obtained from TELS Corporation, 705 East Main Street, American Fork, Utah 84003.

         The Board of Directors has fixed the close of business on April 10, 2000, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at this Annual Meeting. Only holders of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting and any adjournment(s) thereof.

                                   By Order of the Board of Directors

                                   /s/ P. Diane Gunter
                                   --------------------------
                                   P. Diane Gunter, Secretary
American Fork, Utah
Dated: May 3, 2000
------------------------------------

         The vote of each shareholder will be important at this meeting. You are urged to complete and sign the enclosed Proxy and return it in the enclosed postage paid envelope as soon as possible, whether or not you plan to attend the annual meeting. Such action will not affect your right to vote in person should you choose to attend the meeting.

                                TELS Corporation
                              705 East Main Street
                            American Fork, Utah 84003

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 5, 2000

         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of TELS Corporation, a Utah corporation, to be voted at the Annual Meeting of Shareholders to be held at 705 East Main Street, American Fork, Utah 84003 on June 5, 2000, at 2:00 P.M. MDT, and any adjournments thereof, for the purpose set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

         These Proxy solicitation materials were mailed on or about May 3, 2000, to all shareholders entitled to vote at the meeting. The cost of soliciting Proxies will be borne by the Company. These costs will include the expenses of preparing and mailing the Proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation of Proxies by telephone, facsimile, mail or personal contact by certain of its directors, officers and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 VOTING OF PROXY

         Proxies shall be voted in accordance with the directions of the Shareholders and will be voted by John L. Gunter, Director of the Company. Unless otherwise directed, Proxies will be voted FOR the person named herein as management's nominee for director of the Company. Management knows of no other matter or motion, which has properly and timely been received, to be presented at the meeting. If any other matter or motion should be presented at the meeting upon which a vote may be taken, it is the intention of John L. Gunter to vote such Proxy in accordance with his judgment, including any matter or motion dealing with the conduct of the meeting.

                             REVOCABILITY OF PROXIES

         Any shareholder giving a Proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by delivering a duly executed Proxy bearing a later date or by attending the meeting and voting in person.

                                  REQUIRED VOTE

         On April 10, 2000 (the "Record Date"), the Company had issued and outstanding 3,891,819 shares of Common Stock, $.02 par value ("Common Stock") and there were no shares of Preferred Stock outstanding. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the meeting. The presence at the meeting, in person or by Proxy, of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business. All elections of directors will be decided by a plurality of the votes cast at the meeting in respect thereof. Present management, which beneficially holds approximately twenty percent (20%) of the aggregate of the Common Stock, has indicated its intention to vote in favor of the director. If no voting direction is indicated on the Proxy Card, the shares will be considered voted FOR the election of the nominee for director.

                       PROPOSAL ONE: ELECTION OF DIRECTOR

         The Board of Directors is divided into three classes whose terms expire at successive annual meetings. One director will be elected at the 2000 Annual Meeting to serve for a one-year term expiring at the Company's Annual Meeting in the year 2001. The nominee elected as a director will continue in office until her respective successor is duly elected and qualified.

         The Board of Directors has proposed the following nominee for election as Director at the 2000 Annual Meeting: P. Diane Gunter. Unless otherwise instructed, the proxy holders will vote for the nominee proposed. In the event the nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors, to serve for the term proposed for the nominee replaced. The Board of Directors has no reason to believe that the nominee will be unavailable. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEE LISTED ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is the principal occupation of, and certain other information regarding, such nominee and other Directors whose terms of office will continue after the Annual Meeting.

Director Nominee - Term ending in 2001

P. Diane Gunter, Director (appointed 12/4/99), Corporate Secretary and Treasurer (appointed 12/31/99), and Office Manager, age 60.

         P. Diane Gunter was a Director of the Company from its incorporation in 1981 until June 1989. Mrs. Gunter attended Marshall University, Huntington, West Virginia. She served as Corporate Secretary and Treasurer while she was on the Board, as well as serving as Finance and Office Manager. Mrs. Gunter worked in the insurance section of the University of Florida in 1960, as a legal assistant from 1961 until 1963 and as an administrative assistant at North American Aviation, Space and Information Systems Division, from 1963 until 1965. P. Diane Gunter is the wife of TELS' founder and CEO, Chairman and President, Dr. John L. Gunter, and the mother of Sean M. Gunter, Vice President of TELS and General Manager of TEL electronics, inc.

Director Continuing in Office - Term ending in 2002

Dr. John L. Gunter, Chairman of the Board, President and Chief Executive Officer, age 63

         Dr. Gunter, TELS' founder, has been a Director and CEO of TELS since 1981. He earned a B.S. in physics from Marshall University, Huntington, West Virginia, and a doctorate in physics from Brigham Young University, Provo, Utah. He was at Rochester Institute of Technology, Rochester, New York, for five years, as Director of Computing Activities and Associate Professor, then also as Director (Dean) of the College of Computer Sciences and Technology. He worked as a computer programmer for Union Carbide Corporation, an Engineer and Project Manager for RCA, EDP Division, and a design manager for North American Aviation. He was Director of Systems, Planning and Computing for the State of Utah, a political appointee of Governor Calvin L. Rampton. He was Senior Vice President at Galbraith and Green, Inc., a manager at Boeing, a private consultant and General Manager for Business Communications Systems, Inc. Dr. Gunter is the husband of P. Diane Gunter, Director of TELS and father of Sean M. Gunter, Vice President of TELS and General Manager of TEL electronics, inc.

Executive Officers


R. James Taylor, Executive Vice President, Chief Technical Officer, General Manager of MICROMEGA, age 42

         R. James Taylor joined TELS as a software programmer in January 1986. In 1987, he was appointed manager of Research and Development. He has served as manager of Production and Customer Service, Vice President of Operations, and as General Manager of MICROMEGA Corporation. He was appointed Vice President of TELS Corporation in 1994. In 1996, he was appointed Executive Vice President. He was General Manager of Hash Tech, Inc., for two years. He is also serving as TELS' Chief Technology Officer. Mr. Taylor graduated from the University of Utah in 1985 with a B.S. degree in Physiological Psychology.

Sean M. Gunter, Vice President and General Manager TEL electronics, inc., age 34

         Sean M. Gunter joined the Company in August 1989, as a customer service technician. Mr. Gunter was appointed as a Sales Representative in 1991, and has served in several sales positions, including Upgrade Sales Manager in 1992, Installed Base Sales Manager in 1993, Inner Circle Sales Manager in 1994, and Director of National Accounts in 1995. He was appointed General Manager of TEL electronics, inc. in 1996. He was appointed a corporate Vice President in 2000. Sean M. Gunter is the son of John L. Gunter, CEO, President and Chairman of the Board of Directors, and P. Diane Gunter, Director of the Company and Office Manager.

Lawrence A. Palmer, Controller, age 51

         Lawrence A. Palmer joined the Company as Controller in April 2000. Mr. Palmer was Controller for ModusMedia from 1998 until 2000. He was with Novell, Inc., from 1987 to 1998 in various positions, lastly as Manager of Accounting. He was Plant Controller for Great Salt Lake Minerals and Chemicals from 1986 to 1987. Mr. Palmer was Vice President of Finance and Controller for Paul Jensen Companies from 1983 to 1986. From 1978 to 1983, he was Accounting Manager for Anaconda Minerals Company, and from 1974 to 1978 he was the Controller for Healthgarde Corporation. Mr. Palmer was a Cost Accountant with NL industries from 1972 to 1974. He earned a B.S. in Business Management from Brigham Young University in 1972.

                          BOARD MEETINGS AND COMMITTEES

         During the fiscal year ended December 31, 1999, the Company's Board of Directors held twenty meetings either in person or by telephone and also executed various resolutions and written actions in lieu of meeting. A majority of directors were in attendance at all of the meetings. The Board reestablished two committees at its meeting in conjunction with the 1999 Annual Meeting, the Budget Audit Committee and the Compensation Committee. The members of both committees during most of 1999 were David K. Doyle and Ming-Tzong Chen. Both General Doyle and Dr. Chen resigned from the Board in December 1999. The vacancies in the Budget Audit Committee and the Compensation Committee caused by these resignations have not been filled.

         The principal functions of the Budget Audit Committee are to recommend engagement of the Company's independent auditors, to consult with the Company's auditors concerning the scope of the audit and to review with them the results of their examination, to approve the services performed by the independent auditors, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's financial control procedures and personnel. The Budget Audit Committee held three meetings in 1999.

         The Compensation Committee reviews compensation and benefits for the Company's executives and administers the grant of stock options under the Company's existing plans. The Compensation Committee held three meetings during the year. Pursuant to delegated authority from the Board of Directors, Dr. Gunter, as CEO of the Company, determines all salaries except for the Company's corporate officers.

                            Compensation of Directors

         Directors who are Company employees receive no additional or special remuneration for serving as directors. Effective March 1, 1997, non-employee directors receive a monthly fee of $800, and $600 for each meeting attended in person. Directors do not receive fees for telephone meetings. In addition, each non-employee Director is entitled to receive Common Stock options pursuant to the annual automatic, non-discretionary grant mechanism under the "TELS Corporation 1994 outside Directors Stock Option Plan" approved by the shareholders in June 1994. On March 3, 1999, each outside director received 5,000 options for 1998, as well as 20,000 options for past years inadvertently missed, under the non-discretionary grant provision of the plan.

      Employment Contracts, Termination of Employment and Change of Control
                                  Arrangements

         In March 1994, the Board of Directors authorized employment contracts for Dr. John L. Gunter, CEO, and Mr. Stephen M. Nelson, then CFO, allowing for base annual compensation of $150,000 and $115,000, respectively. Each contract was for a term of three years beginning March 1, 1994, and automatically renewed each year in December, unless proper notice is given by the Company or the executive. Each contract allows for a severance agreement which provides that:
(a) if termination occurs for reasons other than death, disability, or cause, each executive shall receive his annualized base salary and other benefits, throughout the remaining term of the agreement, and (b) if termination occurs by the Company or the executive, due to a change in control, the executive will be entitled to receive an amount equal to two hundred fifty percent of the amount includable in gross income of the executive during the preceding one-year period ending on the executive's termination date.

         In July 1999, Mr. Nelson's employment contract was replaced by a "Termination and Severance Agreement" that phased out his employment with TELS over a twelve month period. Mr. Nelson's employment was terminated effective November 30, 1999. Mr. Nelson resigned from his Board position in early April of 2000.

      Compliance With Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on information furnished to the Company and written representations that no other reports were required, during the last fiscal year all applicable Section 16(a) filing requirements were met.




                         THIS SPACE INTENTIONALLY BLANK
                         ------------------------------

                         EXECUTIVE OFFICER COMPENSATION

         The following table sets forth the aggregate cash compensation paid by the Company for services rendered during the last three years to the Company's Chief Executive Officer and to each of the Company's other executive officers employed at December 31, 1999, whose annual salary and bonus exceeded $100,000:



                                                                                    Long Term Compensation
                               Annual Compensation                     Awards                             Payouts
                           ------------------------------     -----------------------------     -----------------------
Name and                                                                        Securities                     All
Principal         Year                       Other Annual        Restricted     Underlying       LTIP         Other
Compensation      ended    Salary   Bonus    Compensation      Stock Awards     Option/SARs     Payouts    Compensation
Position          12/31     ($)      ($)         ($)               ($)              (#)          ($)           ($)
------------      -----    ------   -----    ------------      ------------     -----------     -------    ------------

John L. Gunter    1999     150,330      0       10,355              0                 0           0                0
CEO               1998     150,330  4,100       18,341              0                 0           0           50,850
                  1997     150,330  4,165       18,341              0                 0           0                0

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

       The following table provides information with respect to stock options granted during the Company's last fiscal year to the named Executive Officer. No stock appreciation rights (SAR's) were granted in 1999:


                   Number of Securities          % of Total Options/SAR's          Exercise or
                    Underlying Options            Granted to Employees in           Base Price         Expiration
Name                   Granted                          Fiscal Year                  ($/sh)               Date
----               --------------------          ------------------------          -----------         ----------


John L. Gunter              0                               -                             -                -


     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                OPTION/SAR VALUES

       The following sets forth information concerning the exercise of stock options and/or SAR's during the last fiscal year by the person named in the Summary Compensation Table, the number of unexercised options and/or SAR's held by the named Executive Officer and lists the value of his unexercised options at December 31, 1999.

                                                    No. of Securities                Value of
                                                    Underlying Unexercised           Unexercised In-the-Money
                   Shares Acquired   Value          Options/SAR's at FY-End (#)      Options/SAR's at FY-End ($)
Name               on Exercise (#)   Realized ($)   Exercisable/ Unexercisable       Exercisable/Unexercisable
---------------    ---------------   ------------   ---------------------------      ---------------------------

John L. Gunter           0               -                    105,000/0                      $ 0/0


         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 10, 2000, (i) by each person who is known by the Company to own beneficially more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's Directors, (iii) each of the Executive Officers, and (iv) all of the Directors and Executive Officers of the Company as a group.


                                                                 Shares of Common          Percent of
                                                                Stock Beneficially        Total Voting
Name and Address of Beneficial Owner                                  Owned                    Shares
------------------------------------                            ------------------        ------------

Dr. John L. Gunter, Director and Executive Officer (1), (2)          551,334                   14%
705 East Main Street
American Fork, Utah 84003

P. Diane Gunter, Director  (1)                                       196,600                    5%
705 East Main Street
American Fork, Utah 84003

R. James Taylor, Executive Officer (3)                               121,708                    3%
705 East Main Street
American Fork, Utah 84003

Sean Gunter, Executive Officer (1), (4)                              72,334                     2%
705 East Main Street
American Fork, Utah 84003




Lawrence A. Palmer, Executive Officer                                     0                     0%
1920 North Main Street
Orem, Utah 84057

All Directors and Officers as a Group (5 persons)                   941,976                     24%


(1) Dr. and Mrs. Gunter and Sean M. Gunter may be deemed to have control of the Company by virtue of their combined ownership of 22% of the Company's outstanding voting shares.

(2) Includes voting securities and stock held by executive officers and directors, over which they have voting power but no investment power. Otherwise, each director or officer has sole voting and investment power over the shares reported, except as noted. This also includes 105,000 shares Dr. Gunter may acquire pursuant to stock options that are exercisable.

(3) Includes voting securities and stock held by executive officers and directors, over which they have voting power but no investment power. Otherwise, each director or officer has sole voting and investment power over the shares reported, except as noted. This also includes 112,834 shares for Mr. Taylor that he may acquire pursuant to stock options that are exercisable.

(4) Includes voting securities and stock held by executive officers and directors, over which they have voting power but no investment power. Otherwise, each director or officer has sole voting and investment power over the shares reported, except as noted. This also includes 68,334 shares for Mr. Sean Gunter that he may acquire pursuant to stock options that are exercisable.

Pursuant to the rules of the Securities and Exchange Commission, shares shown as "beneficially" owned include (a) shares subject to options exercisable within 60 days of the Record Date, (b) shares held by unincorporated entities and in trusts and estates over which an individual holds at least shared voting or investment powers, and (c) shares held in trusts and estates of which at least 10 percent of the beneficial interest of such trust is attributable to specified persons in the immediate family of the individual(s) involved. This information is not necessarily indicative of beneficial ownership for any other purpose.

Changes in Control

       The Company is unaware of any arrangement that may at a subsequent date result in any change of control of the Company.

                       STOCK OPTION AND STOCK BONUS PLANS

Executive Stock Bonus Plan

       In January 1984, the Company's Board of Directors adopted the 1984 Executive Stock Bonus Plan (the "Stock Bonus Plan"). The Stock Bonus Plan provides for the Board of Directors or a committee thereof to grant shares of the Company's Common Stock, or the right to receive such shares, to officers and other members of the executive or general management of the Company, excluding such individuals who hold 10% or more of the Company's Common Stock. Shares or rights to shares will be granted without other payment therefore, as additional compensation for services rendered to the Company. The Board of Directors, or a duly appointed committee thereof, has the power to determine the persons to whom bonus awards will be made, the number of shares or rights to be granted, and the terms and conditions under which such grants will be made, including issuance in installments, forfeiture provisions or other restrictions. The Company has reserved 537,500 of the authorized but unissued shares of the Company's Common Stock for grant under the Stock Bonus Plan. No shares were issued under this plan in 1999.

TELS Corporation Stock Option and Incentive Plan for Officers and Key Employees of the Company

       This Plan, approved by shareholders on June 7, 1993, replaced the 1984 Incentive Stock Option and the 1984 Non-Qualified Stock Option Plans that expired. This newer plan permits the granting of incentive stock options, non-qualified stock options, stock appreciation rights, stock performance shares, dividend equivalents and restricted stock. The Board of Directors believes that the Plan will assist TELS in recruiting and retaining outstanding individuals as officers and members of management by enabling such persons to participate in the long-term growth of TELS and by providing additional incentive to increase their efforts in promoting the financial success of the Company and its subsidiaries. On June 6, 1994, the shareholders voted to increase the number of shares reserved under this plan to a maximum of 2,000,000 shares of stock that may be made subject to awards, as defined. No shares were issued under the plan in 1999.



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                         ------------------------------

TELS Corporation 1994 Outside Directors Stock Option Plan

       On June 6, 1994, the shareholders of the Company approved the Outside Directors Stock Option Plan. This Director's Plan provides for the grant of non-statutory stock options to non-employee Directors of the Company ("Outside Directors") pursuant to an automatic, non-discretionary grant mechanism. The primary purposes of the Director Plan are to enhance the Company's ability to attract and retain the services of experienced and knowledgeable individuals to serve on the Board of Directors of the Company (the "Board"), to encourage ownership in the Company by the Directors of the Company, and to provide the Company's Directors with reward opportunities based upon the success of the Company. The shareholders have approved 500,000 shares to be reserved for this plan. Gen. Doyle and Dr. Chen each received 15,000 options on March 3, 1999, under this plan, of which 10,000 each were issued for 1997 and 1998 because options due were inadvertently not issued

Employees' Profit Sharing Plan

       The Company has a defined contribution 401(k) salary reduction plan ("401(k) Plan"). Company employees who are at least 21 years of age are eligible to participate in the 401(k) Plan after six months of service. Eligible employees become participants in the 401(k) Plan on the earlier of the first day of the plan year or the first day of the seventh month of the plan year coinciding with or next following the date on which the employee meets the 401(k) Plan's eligibility requirements. By electing to defer a portion of his or her compensation, a participating employee may make pre-tax contributions to the 401(k) Plan, subject to limitations under the Internal Revenue Code of 1986, as amended. The Company may make matching contributions to the 401(k) Plan at the discretion of its Board of Directors. Participant's contributions and earnings are 100% vested, while Company matching contributions vest in increments over a seven-year period. The Company made no contribution to this Plan in 1999. Participants may alter their contribution amounts at the first of each month. The Company pays all expenses associated with administration of the 401(k) Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the last half of 1999, Dr. Gunter, CEO, provided loans to the Company totaling approximately $80,000, and Dr. Gunter and Diane Gunter provided loans to the Company totaling approximately $70,000 during early 2000. Two of the five loans are collateralized loans and all five bear an interest rate of twelve percent. One note is payable over a one-year period; other loans are payable upon demand.

                       APPOINTMENT OF INDEPENDENT AUDITORS

         Tanner + Company, have been recommended by the Board for appointment as the Independent Auditors for the Company for the year ending December 31, 2001. Neither Tanner + Company, nor any of its members has any financial interest, direct or indirect, in the Company, nor has Tanner + Company, nor any of its members ever been connected with the Company as promoter, underwriter, voting trustee, director, officer or employee. It is anticipated that a representative of Tanner + Company will attend the meeting and shall be available to respond to appropriate questions. It is not anticipated that the representative from Tanner + Company, will make any statement or presentation. PricewaterhouseCoopers LLP were the Independent Auditors for the Company for the year ended December 31, 1998. There have not been, and there are not any, disagreements with Tanner + Company or PricewaterhouseCoopers LLP with regard to the Company's financial statements or generally accepted auditing standards.

                              SHAREHOLDER PROPOSALS

         The Proxy and Proxy Statement were first mailed to shareholders on May 3, 2000. Any shareholder desiring to submit a proposal for consideration at the next Annual Meeting of Shareholders in 2001 should transmit such proposal(s) to the offices of the Company on or before January 4, 2001.

                                  OTHER MATTERS

         The Board of Directors knows of no other matter or motion, which has properly and timely been received, to be acted upon at the meeting. However, if any other matter properly comes before the meeting, it is intended that the persons voting the proxies will vote them in accordance with their best judgment.



                         THIS SPACE INTENTIONALLY BLANK
                         ------------------------------

                             ADDITIONAL INFORMATION

         TELS Corporation will provide without charge to each person solicited, upon oral or written request of any such person, a copy of the Company's Annual Report on Form 10-KSB, including the consolidated financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. Direct any such correspondence to the Secretary of the Company.

                                         TELS Corporation



                                         /s/ P. Diane Gunter
                                         --------------------------
                                         P. Diane Gunter, Secretary

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS of TELS Corporation
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD June 5, 2000

The undersigned hereby appoints John L. Gunter as the attorney and proxy of the undersigned, with full power of substitution, to vote all of the Common Stock of TELS Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at TELS Corporation, 705 East Main Street, American Fork, Utah, 84003 on June 5, 2000, at 2:00 p.m., MDT, and at any time for any adjournments thereof with all of the powers the undersigned would possess if personally present, as follows below, and on the reverse side:

To vote in accordance with the recommendation of the Board of Directors, just sign and date this proxy. No boxes need be checked.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, unless otherwise directed. The shares represented by this proxy will be voted (1) for the election of the director nominated by the Board of Directors, (2) in the discretion of the person named in this Proxy, upon such other matters as may properly come before the meeting.

Please sign exactly as name appears in this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:------------------, 2000 Signature________________________________________

                               Signature if held jointly________________________

                Please mark, sign, date and return the proxy card
                 promptly using the enclosed stamped envelope.






                                   PROXY CARD
                                   ----------

TELS  Corporation                                  If you expect to attend the
705 East Main Street                               meeting, please check here[ ]
American Fork, UT 84003


                              ELECTION OF DIRECTOR
                           P. Diane Gunter
                           [  ] FOR the nominee listed
                           [  ] WITHHOLD AUTHORITY
                                to vote for the listed nominee.